Exhibit 1.1




                              SYNERON MEDICAL LTD.

                            7,000,000 Ordinary Shares

                         (par value NIS 0.01 per share)

                             Underwriting Agreement

                                                              New York, New York
                                                              February [ ], 2005

Lehman Brothers Inc.
CIBC World Markets Corp.
As Representatives of the several Underwriters, c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         Certain holders of ordinary shares, par value NIS 0.01 per share ("ORDINARY SHARES"), and/or options to acquire Ordinary Shares, of Syneron Medical Ltd., a corporation organized under the laws of the State of Israel (the "COMPANY"), named in Schedule II hereto (each, a "SELLING SHAREHOLDEr" and, collectively, the "SELLING SHAREHOLDERS") propose to sell to the several underwriters named in Schedule I hereto (the "UNDERWRITERS"), for whom you (the "REPRESENTATIVES") are acting as representatives, 7,000,000 Ordinary Shares (the "UNDERWRITTEN SHARES"). The Selling Shareholders also propose to grant to the Underwriters an option to purchase up to 1,050,000 additional Ordinary Shares to cover over-allotments (the "OPTION SHARES" and, together with the Underwritten Shares, the "SHARES"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term "REPRESENTATIVES" as used herein shall mean you, as Underwriters, and the terms "REPRESENTATIVES" and "UNDERWRITERS" shall mean either the singular or plural as the context requires. In addition, to the extent that there is not more than one Selling Shareholder named in
Schedule II, the term Selling Shareholders shall mean the singular. Certain terms used herein are defined in Section 20 hereof.

1.        REPRESENTATIONS AND WARRANTIES.

       (a) The Company and each of the Selling Shareholders listed under the sub-heading "MAJOR SELLING SHAREHOLDERS" on Schedule II hereto (the "MAJOR SELLING SHAREHOLDERS"), jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1(a).

              (i) The Company has prepared and filed with the Commission a registration statement (file number 333-_____) on Form F-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the

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       Effective Date of such  registration  statement,  a further  amendment to such registration  statement  (including the form of final prospectus) or
       (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

              (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Shares are purchased, if such date is not the Closing Date (a "SETTLEMENT DATE"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company and the Major Selling Shareholders make no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

              (iii) Each of the Company and the Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Significant Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "MATERIAL ADVERSE EFFECT").

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              (iv)  All  the  outstanding   shares  of  capital  stock  of  each
       Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

              (v) The Company's authorized equity capitalization is as set forth in the Prospectus; the share capital of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding Ordinary Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares being sold hereunder with respect to which the Selling Shareholders have delivered irrevocable notices of option exercise (the "OPTION EXERCISE NOTICES" and, such Shares, the "OPTION EXERCISE SHARES") have been duly and validly authorized and, when issued and delivered to and paid for by the Selling Shareholders pursuant to the Option Exercise Notices, will be fully paid and nonassessable; the Ordinary Shares, including the Shares, have been approved for listing on the Nasdaq National Market, subject to (in the case of the Option Exercise Shares) official notice of issuance and evidence of satisfactory distribution; the certificates for the Shares are in valid and sufficient form; the holders of outstanding shares of the Company are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of or ownership interests in the Company are outstanding.

              (vi) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors - If we fail to obtain and maintain necessary U.S. Food and Drug Administration clearances for our products and indications, if clearances for future products and indications are delayed or not issued, or if there are U.S. federal or state level regulatory changes, our commercial operations could be harmed," "Risk Factors - If we or our subcontractors fail to comply with the FDA's Quality System Regulation and performance standards, manufacturing operations could be halted, and our business would suffer," "Risk Factors - Under current U.S. and Israeli law, we may not be able to enforce covenants not to compete and therefore may be unable to prevent our competitors from benefiting from the expertise of some of our former employees," "Risk Factors - Future sales of our ordinary shares could reduce our stock price," "Risk Factors
       - The tax benefits available to us require us to meet several conditions and may be terminated or reduced in the future, which would increase our costs and taxes," "Risk Factors - Provisions of our articles of association and Israeli law may delay, prevent or make difficult an acquisition of Syneron, which could prevent a change of control and, therefore, depress the price of our shares," "Business - Manufacturing," "Business - Government Regulation," "Business - Litigation," "Management," "Related Party Transactions," "Description of Share Capital," "Israeli Taxation," "United States Federal Income Tax Considerations," and "Enforceability of Civil Liabilities", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

              (vii) This Agreement has been duly authorized, executed and delivered by the Company; all corporate action required by the laws of the State of Israel and the articles of association of the Company to be taken by the Company for the due and proper authorization and issuance of the Option Exercise Shares and the offering, sale and delivery of the Shares, has been validly and sufficiently taken; the filing of the Registration Statement and the Prospectus with the Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed on behalf of the Company pursuant to such authorization in accordance with the laws of the State of Israel.

              (viii) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

              (ix) No consent, approval, authorization, filing with or order of any court or governmental agency or body (including, without limitation, the U.S. Food and Drug Administration ("FDA")) is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus.

              (x) Neither the issuance of the Option Exercise Shares, the sale of the Shares to the Underwriters, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the
       Company or any of the Significant Subsidiaries pursuant to, (i) the articles of association, charter, by-laws or other organizational documents of the Company or any of the Significant Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Significant Subsidiaries of any court, regulatory body, administrative agency or governmental body (including, without limitation, the FDA), arbitrator or other authority having jurisdiction over the Company or any of the Significant Subsidiaries or any of its or their properties, except, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.

              (xi) No holders of securities of the Company have rights to the registration of such securities or any other securities of the Company under the Registration Statement except for such rights as have been satisfied or waived.

              (xii) The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected consolidated financial data set forth under the captions "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" in the Prospectus and Registration Statement fairly present, in all material respects, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The pro forma financial information included in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial information included in the Prospectus and the Registration Statement.

              (xiii) No action, suit or proceeding by or before any court or governmental agency, authority or body (including, without limitation, the FDA) or any arbitrator involving the Company or any of the Significant Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (xiv) Each of the Company and each of the Significant Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

              (xv) Neither the Company nor any Significant Subsidiary is in violation or default of (i) any provision of its articles of association, charter, bylaws or other organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency or governmental body (including, without limitation, the FDA), arbitrator or other authority having jurisdiction over the Company or such Significant Subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.

              (xvi) Kost Forer Gabbay and Kasierer (a member of Ernst & Young Global), which has certified certain financial statements of the Company and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements included in the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

              (xvii) There are no transfer taxes, stamp duties on issuance or other similar fees or charges and no capital gains, income, withholding or other taxes under the laws of Israel or any political subdivision thereof, U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Underwriters in connection with the execution and delivery of this Agreement or the sale and delivery by the Underwriters of the Shares as contemplated herein.

              (xviii) Each of the Company and the Significant Subsidiaries has filed all Tax Returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all Taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (xix) No labor problem or dispute with the employees of the Company or any of the Significant Subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Significant Subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (xx) The Company and each of the Significant Subsidiaries are insured by insurers of recognized financial responsibility, in their respective jurisdictions, against such losses and risks and in such amounts as are prudent and customary in the businesses within the jurisdictions in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of the Significant Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Significant Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of the Significant Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Significant Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Significant Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (xxi) No Significant Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Significant Subsidiary's capital stock, from repaying to the Company any loans or advances to such Significant Subsidiary from the Company or from transferring any of such Significant Subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (exclusive of any supplement thereto).

              (xxii) The Company and the Significant Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate Israeli, U.S. federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Significant Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (xxiii) The Company and each of the Significant Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
       (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (xxiv) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (xxv) The Company and the Significant Subsidiaries are (i) in compliance with any and all applicable foreign, Israeli, U.S. federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus, neither the Company nor any of the Significant Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

              (xxvi) The associated costs and liabilities with the Environmental
       Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (xxvii) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the United States Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under
       Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in
       Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under
       Section 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.

              (xxviii) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES OXLEY ACT"), including Section 402 related to loans.

              (xxix) Neither the Company nor any of the Significant Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Significant Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any non-U.S. political party or official thereof or any candidate for non-U.S. political office, in contravention of the FCPA and the Company, the Significant Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

              (xxx) The operations of the Company and the Significant Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or the Significant Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Significant Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

              (xxxi) Neither the Company nor any of the Significant Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Significant Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Significant Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

              (xxxii) Syneron, Inc. (the "U.S. SUBSIDIARY"), Syneron Canada Corporation (the "CANADIAN SUBSIDIARY") and Syneron GmbH (the "GERMAN SUBSIDIARY") are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X.

              (xxxiii) The Company and the Significant Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trademark and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus under the caption "Business--Intellectual Property," (a) there are no rights of third parties to any such Intellectual Property; (b) to the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company's knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

              (xxxiv)  The  statements  contained  in the  Prospectus  under the captions "Risk Factors - If we are unable to protect our intellectual property rights, our competitive position could be harmed," "Risk Factors
       - Third-party claims of infringement or other claims against us could require us to redesign our products, seek licenses, or engage in future costly intellectual property litigation, which could impact our future business and financial performance," and "Business - Intellectual Property," insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

              (xxxv) Neither the Company nor any of the Significant Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

              (xxxvi) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future.

              (xxxvii) The Company is not a "foreign personal holding company" or a "controlled foreign corporation" within the meaning of the United States Internal Revenue Code of 1986, as amended.

              (xxxviii) The Company is in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it with respect to the "Approved Enterprise" status of any of the Company's facilities as well as with respect to the other tax benefits received by the Company as set forth under the caption "Israeli Taxation" in the Prospectus and by Israeli laws and regulations relating to such "Approved Enterprise" status and the aforementioned other tax benefits received by the Company. The Company has not received any notice of any proceeding or investigation relating to revocation or modification of any "Approved Enterprise" status granted with respect to any of the Company's facilities.

              (xxxix) All of the information provided by the Company to the Underwriters or to counsel for the Underwriters in connection with letters, filings or other supplemental information provided to the NASD pursuant to NASD Conduct Rule 2710 or 2720 is true, complete and correct in all material respects. The Ordinary Shares are a class of equity securities for which there exists a "bona fide independent market" within the meaning of Section (b)(3) of NASD Conduct Rule 2720 as of the filing date of the Registration Statement on February __, 2005 (the "FILING DATE") and as of the Effective Date (together with the Filing Date, the "APPLICABLE DATES") and (a) the Ordinary Shares
       were registered pursuant to Section 12(g) of the Exchange Act as of the Applicable Dates, (b) the Ordinary Shares had a market price of five dollars or more per share as of the close of trading on the trade date immediately preceding the Applicable Dates and traded at a price of five dollars or more per share in at least 20 of the 30 trading days immediately preceding each of the Applicable Dates, (c) for at least 90 calendar days immediately preceding each of the Applicable Dates, the Ordinary Shares had been listed on, and were in compliance with the requirements for continued listing on, the Nasdaq Stock Market and had, for a period of at least 30 trading days immediately preceding the
       Applicable Dates, at least two bona fide independent market makers (within the meaning of Section (b)(4) of NASD Conduct Rule 2720) and (d) for the 90 calendar day period immediately preceding each of the Applicable Dates, the Ordinary Shares had an aggregate trading volume of at least 500,000 shares or had outstanding a minimum of 5,000,000 publicly held shares.

       Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

       (b) Each Selling Shareholder represents and warrants, severally and not jointly, to, and agrees with, each Underwriter that:

              (i) Such Selling Shareholder is (or, with respect to the Option Exercise Shares only, immediately prior to the Closing Date will be) the beneficial owner and (except in the case of Option Exercise Shares, of which the Selling Shareholder will be the record owner on the Closing
       Date) record owner of the Shares to be sold by such Selling Shareholder hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Shares in blank, and, assuming that each Underwriter acquires its interest in the Shares it has purchased from such Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Shares delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Shares.

              (ii) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (iii) Certificates in negotiable form or executed Option Exercise Notices (or both) for such Selling Shareholder's Shares have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized, executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the "CUSTODY AGREEMENT") with American Stock Transfer & Trust Company, as Custodian (the "CUSTODIAN"); the Ordinary Shares represented by the certificates or Option Exercise Notices so held in custody for each Selling Shareholder are subject to the interests under this Agreement of the Underwriters; the arrangements for custody and delivery of such certificates and Option Exercise Notices, made by such Selling Shareholder under this Agreement and under the Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of the Shares under this Agreement, such certificates and Option Exercise Notices will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

              (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated in this Agreement, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

              (v) Neither the sale of the Shares nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under (A) the articles of association or charter or by-laws or other organizational documents of such Selling Shareholder, (B) the terms of any indenture or other agreement or instrument to which such Selling Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder or any of its subsidiaries, or (C) any law, except, in the cases of clauses (B) and (C) above, as would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business or properties of such Selling Shareholder and any of its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

              (vi) This Agreement, the Custody Agreement and the Option Exercise
       Notices have been duly authorized, executed and delivered by the Selling Shareholders, the Custody Agreement and the Option Exercise Notices are valid and binding on the Selling Shareholders and each Selling Shareholder has full legal rights and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Shares being sold by such Selling Shareholder under this Agreement.

              (vii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Shares being sold by such Selling Shareholder as contemplated herein.

              (viii) Each Selling Shareholder listed under the sub-heading "NON-MAJOR SELLING SHAREHOLDERS" on Schedule II hereto (collectively, the "NON-MAJOR SELLING SHAREHOLDERS") has no reason to believe that the representations and warranties of the Company and Major Selling Shareholders contained in this Section 1 are not true and correct, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or is reasonably likely to adversely affect the business of the Company and the Significant Subsidiaries, taken as a whole; and the sale of Shares by such Non-Major Selling Shareholders pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus and any supplement thereto.

              (ix) In respect of any statements in or omissions from the Registration Statement, the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Non-Major Selling Shareholder specifically for use in connection with the preparation thereof, such Non-Major Selling Shareholder hereby makes the same representations and warranties to each Underwriter as the Company and the Major Selling Shareholders make to such Underwriter under paragraph (a)(ii) of this Section.

         Any certificate signed by any Selling Shareholder or any officer of any Selling Shareholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

2.        PURCHASE AND SALE.

       (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each Selling Shareholder, severally and not jointly, agrees to sell to the several Underwriters the number of Underwritten Shares set forth opposite such Selling Shareholder's name in
Schedule II hereto, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholders the number of Underwritten Shares set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price of [_____] per share. The respective purchase obligations of the Underwriters with respect to the Underwritten Shares shall be rounded among the Underwriters to avoid fractional shares, as the Underwriters may determine.

       (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each Selling Shareholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, from such Selling Shareholder up to the number of Option Shares set forth opposite such Selling Shareholder's name in Schedule II hereto, at the same purchase price per share as the Underwriters shall pay for the Underwritten Shares. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to the Selling Shareholders setting forth the number of shares of the Option Shares as to which the several Underwriters are exercising the option and the settlement date. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Shares, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares. No Underwriter shall be obligated to purchase Option Shares other than in 100-share amounts.

3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 a.m., New York City time, on [ ], 2005, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Selling Shareholders and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Shares being herein called the "CLOSING DATE"). Delivery of the Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the aggregate purchase price thereof to or upon the order of the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Selling Shareholders at least two Business Days prior to the Closing Date. Delivery of the Underwritten Shares and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

         Each Selling Shareholder will pay all applicable stamp duties and transfer taxes, if any, involved in the transfer to the several Underwriters of the Shares to be purchased by them from such Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

         If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, then the Selling Shareholders will deliver the Option Shares (at the expense of the Company) to the Representatives, at 745 Seventh Avenue, New York, New York 10019, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the
Representatives of the purchase price thereof to or upon the order of the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Selling Shareholders at least two Business Days prior to such date. If settlement for the Option Shares occurs after the Closing Date, the Selling Shareholders will deliver to the Representatives on the settlement date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4.        OFFERING  BY   UNDERWRITERS.   It  is  understood   that  the  several
Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

5.       AGREEMENTS.

       (a) The Company agrees with the several Underwriters that:

              (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and
       (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

              (ii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this
       Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

              (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

              (iv) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

              (v) The Company will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

              (vi) For a period of 90 days from the date of the Prospectus (the "RESTRICTED PERIOD"), the Company, without the prior written consent of Lehman Brothers Inc. ("LEHMAN"), on behalf of the Underwriters, will not directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares or securities convertible into, or exercisable or exchangeable for, Ordinary Shares (other than Ordinary Shares issued pursuant to employee benefit plans, qualified stock option plans, or other employee compensation plans existing on the date hereof) or sell or grant option, rights or warrants with respect to any Ordinary Shares or securities convertible into, or exercisable or exchangeable for, Ordinary Shares including the filing (or participation in the filing) of a registration statement with the Commission (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise.

              Notwithstanding this Section 5(a)(vi), if (1) during the last 17 days of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Restricted Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, then the restrictions imposed by this Section 5(a)(vi) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman waives, in writing, such extension.

              (vii) The Company will comply with, and cooperate with the Underwriters with respect to, all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, the Money Laundering Laws and the FCPA, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act, the Money Laundering Laws and the FCPA.

              (viii) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (ix) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the original issuance of the Option Exercise Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act and the listing of the Shares on the Nasdaq National Market; (vi) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company and the Selling Shareholders of their respective obligations hereunder.

              Each Selling Shareholder severally agrees (in proportion to the number of Shares being offered by each of them) to pay (i) the fees and expenses of local and special U.S. counsel and advisors for the Selling Shareholders; and (ii) any stamp or transfer taxes in connection with the sale and delivery of the Shares. This paragraph shall not affect or modify any separate agreement relating to the allocation or payment of expenses between the Company, on the one hand, and the Selling Shareholders on the other hand.

       (b)   Each Selling Shareholder agrees with the several Underwriters that:

              (i) During the Restricted Period, such Selling Shareholder, without the prior written consent of Lehman, on behalf of the Underwriters, will not directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares (including, without limitation, Ordinary Shares that may be deemed to be beneficially owned by the Selling Shareholder in accordance with the rules and regulations of the Commission and Ordinary Shares that may be issued upon exercise of any option or warrant) or securities convertible into, or exercisable or exchangeable for, Ordinary Shares (other than the Shares) owned by the Selling Shareholder on the date hereof or on the Effective Date, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise.

              Notwithstanding this Section 5(b)(i), if (1) during the last 17 days of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, then the restrictions imposed by this Section 5(b)(i) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman waives, in writing, such extension. Prior to and including the 34th day following the expiration of the Restricted Period, the Selling Shareholder shall not (i) engage in any transaction or take any action that is subject to the terms of this Section 5(b)(i) without giving prior notice thereof to the Company or (ii) consummate such transaction or take any such action unless the Selling Shareholder has received written confirmation from the Company that the Restricted Period (as such may have been extended pursuant to this paragraph) has expired.

              (ii) Such Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (iii) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectus relating to such Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Shareholder.

              (iv) Such Selling Shareholder will comply with the agreement contained in Section 5(a)(ix) hereof.

6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Shares and the Option Shares, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

       (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 9:30 a.m. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

       (b) The Company shall have  requested and caused Primes,  Shiloh,  Givon,
Meir Law Firm, Israeli counsel for the Company, to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus; no proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company;

              (ii) the Company's authorized equity capitalization is as set forth in the Prospectus; the share capital of the Company conforms in all material respects to the description thereof contained in the Prospectus (other than the financial statements and other financial information contained therein); the outstanding Ordinary Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Option Exercise Shares being sold hereunder have been duly and validly authorized, and, when issued and delivered to and paid for by the Selling Shareholders pursuant to the Option Exercise Notices, will be fully paid and nonassessable; the holders of outstanding shares of the Company are not entitled to preemptive or other rights to subscribe for the Shares; except as disclosed in the Registration Statement and the Prospectus, there are no restrictions upon the voting or transfer of any securities (except for options) of the Company pursuant to the Company's articles of association or, to such counsel's knowledge after reasonable investigation, any agreements or other instruments to which the Company is a party or by which it is bound; and, except as set forth in the Prospectus, to such counsel's knowledge after reasonable investigation, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

              (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any Israeli court or governmental agency, authority or body or any arbitrator involving the Company or any of the Significant Subsidiaries or its or their properties of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus; and the statements included in the Prospectus under the headings "Risk Factors - Under current U.S. and Israeli law, we may not be able to enforce covenants not to compete and therefore may be unable to prevent our competitors from benefiting from the expertise of some of our former employees," "Risk Factors - The tax benefits available to us require us to meet several conditions and may be terminated or reduced in the future, which would increase our costs and taxes" (excluding the statements in any other section in the Prospectus with respect to tax matters that are cross-referenced under such heading), "Risk Factors - Provisions of our articles of association and Israeli law may delay, prevent or make difficult an acquisition of Syneron, which could prevent a change of control and, therefore, depress the price of our shares," "Business - Litigation" (to the extent such statements relate to matters involving Shladot Metal Works), "Management," "Description of Share Capital," and "Enforceability of Civil Liberties" insofar as such statements summarize legal matters as to Israeli law, provisions of the Company's articles of association, or agreements, documents or proceedings discussed therein governed by the laws of the State of Israel, are accurate and fair summaries of such legal matters, provisions of the Company's articles of association, agreements, documents or proceedings;

              (iv) to the knowledge of such counsel, the Company is not in violation or default of (a) any provision of its articles of association,
       (b) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject, or (c) any Israeli statute, law, rule, regulation, judgment, order or decree of any Israeli court, regulatory body, administrative agency, governmental body, arbitrator or other Israeli authority having jurisdiction over the Company or any of its properties, as applicable, except, in the case of clauses (b) and
       (c), for violations or defaults which may not have a Material Adverse Effect;

              (v) this Agreement has been duly authorized and executed by the Company; all corporate action required by the laws of the State of Israel and the articles of association of the Company to be taken by the Company for the due and proper authorization and issuance of the Option Exercise Shares and the offering, sale and delivery of the Shares has been validly and sufficiently taken; and the filing of the Registration Statement and the Prospectus with the Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed on behalf of the Company pursuant to such authorization in accordance with the laws of the State of Israel;

              (vi) no consent, approval, authorization, filing with or order of any Israeli court or governmental agency or body is required in connection with the transactions contemplated in this Agreement, except such approvals (to be specified in such opinion) as have been obtained; provided that with respect to the opinion set forth in this Section (vi), such counsel has assumed, without independent verification, that, aside from investors that are defined in or pursuant to Section 15A(b)(1) of the Israeli Securities Law, 1968, the aggregate number of offerees to whom the Company, the Underwriters, the Selling Shareholders, and any of their respective representatives, have made an offering in Israel of any securities of the Company in the past twelve months did not exceed 35 offerees.

              (vii) neither the sale of the Shares to the Underwriters, the issuance of the Option Exercise Shares, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any material property or assets of the Company pursuant to, (a) the articles of association of the Company, (b) to the knowledge of such counsel, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject, or (c) any Israeli statute, law, rule, regulation customarily applicable to transactions of this type, or to such counsel's knowledge, any judgment, order or decree applicable to the Company of any Israeli court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its material properties;

              (viii) except as otherwise set forth in the Prospectus, no holders of securities of the Company have rights to the registration of Ordinary Shares or any other securities of the Company under the Registration Statement;

              (ix) to ensure the legality, validity or admissibility into evidence in the State of Israel of each of this Agreement and any other document required to be furnished thereunder, it is not necessary that this Agreement or any such other document be filed or recorded with any court or other authority in the State of Israel; with respect to the opinion set forth in this Section (ix), such counsel notes that stamp duty is imposed by Israel's Stamp Duty on Documents Law, 5721-1961, upon any document specified in such law that is "executed in Israel or executed outside Israel which relates to any property or other thing situated in Israel or to any act done or about to be done in Israel"; provided that, under Israeli law, a document that is liable for stamp duty, but is not stamped, remains a legally effective document, but such a document will not, however, be accepted as evidence in any legal proceeding in Israel or by any Israeli governmental department or ministry; provided, further, that documents may, upon payment of a penalty, be stamped after the period for stamping set by law and then be accepted as evidence.

              (x) the appointment by the Company of the U.S. Subsidiary as the Company's designee, appointee and authorized agent for the purpose described in Section 15 of this Agreement is legal, valid and binding under the laws of the State of Israel; and

              (xi) under the laws of Israel, the submission by the Company under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon the Company and, if properly brought to the attention of a court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; subject to certain time limitations, Israeli courts are empowered to enforce foreign final non-appealable executory judgments for liquidated amounts in civil matters, obtained after completion of process before a court of competent jurisdiction which recognizes similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; and the enforcement of judgments is conditional upon: (a) adequate service of process being effected and the defendant having had a reasonable opportunity to be heard; (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel; (c) such judgment not being in conflict with another valid judgment in the same matter between the same parties; (d) such judgment not having been obtained by fraudulent means; and (e) an action between the same parties in the same matter not pending in any Israeli court at the time the lawsuit is instituted in the foreign court.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Israel, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this Section 6 shall also include any supplements thereto at the Closing Date.

       Such opinion shall also include statements to the effect that, based upon such counsel's participation in the preparation of the Registration Statement, nothing has come to its attention that causes it to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

(c) The Company shall have requested and caused Morrison & Foerster LLP, U.S. counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) the U.S. Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth on Schedule A to such counsel's opinion;

              (ii) all the outstanding shares of capital stock of the U.S. Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the U.S. Subsidiary are, to the knowledge of such counsel, after due inquiry, directly owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

              (iii) the Ordinary Shares, including the Shares, have been approved for quotation on the Nasdaq National Market, subject to (in the case of the Option Exercise Shares) official notice of issuance and evidence of satisfactory distribution;

              (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any U.S. federal or state court or governmental agency, authority or body or any arbitrator involving the Company or any of the Significant Subsidiaries or its or their property of a character required to be disclosed in the
       Registration Statement which is not adequately disclosed in the Prospectus, and, to such counsel's knowledge, and relying as to matters of fact on certificates of responsible officers of the Company and public officials, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included in the Prospectus under the heading "Business - Litigation" (to the extent such statements relate to matters involving Lumenis Ltd. and Thermage, Inc.) insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein are accurate and fair summaries in all material respects of such legal matters agreements, documents or proceedings;

              (v) the statements included in the Prospectus under the heading "United States Federal Income Tax Considerations" to the extent that such statements constitute matters of U.S. federal income tax law or legal conclusions with respect thereto are accurate and fair summaries in all material respects of such matters or conclusions;

              (vi) assuming this Agreement has been duly authorized, executed and delivered under Israeli law, this Agreement has been duly authorized, executed and delivered by the Company to the extent governed by New York law;

              (vii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

              (viii) the Company is not and, immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

              (ix) no consent, approval, authorization, filing with or order of any U.S. federal or state court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

              (x) neither the sale of the Shares to the Underwriters, the issuance of the Option Exercise Shares, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the U.S. Subsidiary pursuant to, (a) the charter or by-laws of the U.S. Subsidiary, (b) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the U.S. Subsidiary is a party or bound or to which its property is subject, or (c) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to the U.S. Subsidiary or any U.S. federal or state court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the U.S. Subsidiary or any of its properties;

              (xi) except as otherwise set forth in the Prospectus, no holders of securities of the Company have rights to the registration of Ordinary Shares or any other securities of the Company under the Registration Statement;

              (xii) assuming the appointment by the Company of the U.S. Subsidiary as the Company's designee, appointee and authorized agent for the purpose described in Section 15 of this Agreement is legal, valid and binding under the laws of the State of Israel, under the laws of the State of New York relating to personal jurisdiction, (a) the Company has, under this Agreement, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to this Agreement and the transactions contemplated herein and have validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 15 hereof, (b) its appointment thereunder of the U.S. Subsidiary as its authorized agent for service of process is valid, legal and binding, and (c) service of process in the manner set forth in Section 15 hereof will be effective to confer valid personal jurisdiction of such court over the Company; and

              (xiii) the Underwriters may rely on the non-infringement opinions issued by such counsel, one of which is dated September 15, 2003 and two of which are dated May 13, 2004.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the DGCL, the State of New York or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company or the U.S. Subsidiary and public officials.

       Such opinion shall also include statements to the effect that, based upon such counsel's participation in the preparation of the Registration Statement, nothing has come to its attention that causes it to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

       (d) The Company shall have requested and caused Israeli tax counsel for the Company to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) the statements included in the Prospectus under the headings "Risk Factors - The tax benefits available to us require us to meet several conditions and may be terminated or reduced in the future, which would increase our costs and taxes" and "Israeli Taxation," insofar as such statements summarize legal matters as to Israeli law, are accurate and fair summaries of such legal matters; and

              (ii) no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Shares as contemplated herein.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Israel, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

       (e) The Company shall have requested and caused Ropes & Gray LLP, special counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that such counsel is of the opinion that the statements in the Registration Statement under the captions "Risk Factors" - "If we fail to obtain and maintain necessary U.S. Food and Drug Administration clearances for our products and indications, if clearances for future products are delayed or not issued, or if there are U.S. federal or state level regulatory changes, our commercial operations could be harmed," "Risk Factors - If we or our subcontractors fail to comply with the FDA's Quality System Regulation and performance standards, manufacturing operations could be halted, and our business would suffer" and "Business" - "Government Regulation" (collectively, the "REGULATORY PORTION"), solely to the extent that such statements purport to summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act, as amended (the "FFDCA"), and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions of the FFDCA and the regulations thereunder purported to be summarized under such captions in the Registration Statement; PROVIDED, HOWEVER, such counsel shall not be required to express an opinion with respect to the Regulatory Portion as it relates to the Company's Vela system.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

       Such opinion shall also include statements to the effect that, based upon such counsel's participation in the preparation of the Registration Statement, nothing has come to its attention that causes it to believe that, on the Effective Date or the date the Registration Statement was last deemed amended, the Regulatory Portion of the Registration Statement and the Prospectus (other than with respect to matters relating solely to the Company's Vela system) contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (f) The Company shall have requested and caused Buchanan Ingersoll PC, special counsel for the Company, to have furnished to the Representatives a letter, dated the Closing Date and addressed to the Representatives, describing the Company's January 27, 2005 meeting with the FDA with regard to the regulatory status of the Vela system.

       (g) The Company shall have requested and caused Browdy & Neimark, intellectual property counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) the Company's patents other than U.S. Patent No. 5,569,242 (collectively, the "OPINION PATENTS") are valid and subsisting; provided, that such opinion shall include a description of such counsel's prior art searches in a form satisfactory to counsel to the Representatives;

              (ii) the Company's issued Opinion Patents and filed patent applications filed in the U.S. (the "APPLICATIONS") have been properly prepared and filed on behalf of the Company, are being diligently pursued by the Company and to the best of such counsel's knowledge, the Company has complied with all applicable examination requirements of duty of candor and disclosure; the inventions described in the Applications are assigned or licensed to the Company to the best of such counsel's knowledge, except for Applications where the Company has obtained a field of use license, and/or where certain rights have been retained by the licensor or the U.S. government, no other entity or individual has any right or claim in any of the inventions, Applications, or any patent to be issued therefrom, and in such counsel's opinion, each of the Applications discloses patentable subject matter;

              (iii) the statements contained in the Registration Statement and Prospectus including, but not limited to, the statements under the captions "Risk Factors - If we are unable to protect our intellectual property rights, our competitive position could be harmed," "Risk Factors
       - Third party claims of infringement or other claims against us could require us to redesign our products, seek licenses, or engage in future costly intellectual property litigation, which could impact our future business and financial performance" and "Business - Intellectual Property," other than statements related to U.S. Patent No. 5,569,242 (collectively, the "INTELLECTUAL PROPERTY PORTION") are accurate descriptions of the Company's patent applications, issued and allowed patents, and fairly summarize the legal matters, documents and proceedings relating thereto of which such counsel is aware;

              (iv) except as disclosed in the Prospectus, such counsel is not aware or has not been put on notice of any valid patent that is or would be infringed by the activities of the Company in the manufacture, use or sale of any presently proposed product, as described in the Prospectus;

              (v) except as disclosed in the Prospectus, such counsel is not aware of any pending or threatened judicial or governmental proceedings relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject, including any interference, reexamination, reissue or declaratory action proceeding, and such counsel is not aware of any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights of others, nor is such counsel aware of any rights of third parties to any of the Company's inventions described in the Applications, issued, approved or licensed patents which could reasonably be expected to materially affect the ability of the Company to conduct its business as described in the Registration Statement and Prospectus; and

              (vi) such counsel has no reason to believe that the information contained in the Intellectual Property Portion of the Registration Statement and the Prospectus at the time each became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

       (h) The Company shall have requested and caused Gardiner Roberts LLP, Canadian counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) The Canadian Subsidiary is incorporated and existing under the Business Corporations Act (Ontario), with the corporate power and capacity to own or lease, as the case may be, its properties and assets and to carry on its business as it is currently being conducted;

              (ii) the authorized capital of the Canadian Subsidiary consists of an unlimited number of common shares, of which 1 common share has been duly issued and is outstanding as a fully paid and non-assessable share, and the 1 outstanding share in the capital of the Canadian Subsidiary is owned by the Company free and clear of any security interest perfected in the Province of Ontario and, to the knowledge of such counsel, after a search of such counsel's records and based on an officer's certificate, any other security interest, claim, lien or encumbrance;

              (iii) to the knowledge of such counsel, after a search of such counsel's records and based on an officer's certificate, there are no pending or overtly threatened actions, suits or proceedings affecting the Canadian Subsidiary or the Company or their respective properties or assets before any court, governmental agency or arbitrator in Canada which may, individually or collectively, materially adversely affect the financial condition or operations of the Canadian Subsidiary or the Company; and

              (iv) neither the sale of the Shares to the Underwriters, the issuance of the Option Exercise Shares, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms of this Agreement will conflict with, result in a breach or violation of, or imposition of any material lien, charge or encumbrance upon any property or assets in Canada of the Company or the Canadian Subsidiary pursuant to, (a) the organizational documents of the Canadian Subsidiary or (b) any statute, law, rule, regulation, judgment, order or decree that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the Company or the Canadian Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority in Canada having jurisdiction over the Company or the Canadian Subsidiary or any of their respective properties or assets.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Province of Ontario and the laws of Canada applicable therein, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

       (i) The Company shall have requested and caused Flick Gocke Schaumburg, German counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) The German Subsidiary has been duly organized and is validly existing as a limited liability company (GESELLSCHAFT MIT BESCHRANKTER HAFTUNG - GMBH) under the laws of the Federal Republic of Germany, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus;

              (ii) all the outstanding shares of capital stock of the German Subsidiary have been duly and validly authorized and issued and are, to the knowledge of such counsel (based on the review of corporate and other documents which have been presented to such counsel by the German Subsidiary as the only relevant documents for purposes of such opinion), fully paid and nonassessable, and all outstanding shares of capital stock of the German Subsidiary are, to the knowledge of such counsel (based on the review of corporate and other documents which have been presented to such counsel by the German Subsidiary as the only relevant documents for purposes of such opinion), wholly owned by the Company free and clear of any security interest, claim, lien or encumbrance; provided that, under German law, it is generally not possible to absolutely verify and ascertain the ownership and the absence of any encumbrances with respect to shares in a German limited liability company (GESELLSCHAFT MIT BESCHRANKTER HAFTUNG - GMBH); however, such counsel does not have any indication that the German Subsidiary is not wholly owned by the Company or that the shares are subject to any encumbrances;

              (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any German court or governmental agency, authority or body or any arbitrator involving the Company or the German Subsidiary or either of their property, except as set forth on an exhibit attached to such counsel's opinion; and

              (iv) neither the sale of the Shares to the Underwriters, the issuance of the Option Exercise Shares, the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the German Subsidiary pursuant to, (a) the organizational documents of the German Subsidiary or (b) based on the facts presented to such counsel, any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the German Subsidiary of any German court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the German Subsidiary or any of their properties, provided that such counsel does not express any opinion as to the violation or breach of or conflict with German securities laws, including, without limitation, the German Sales Prospectus Act (Verkaufsprospektgesetz).

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Germany, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

       (j) The Selling Shareholders shall have requested and caused Morrison & Foerster LLP, U.S. counsel for the Selling Shareholders, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) this Agreement, the Custody Agreement and the Option Exercise Notices have been duly authorized, executed and delivered by the Selling Shareholders (provided, that such counsel shall be entitled to assume such due authorization, execution and delivery by Selling Shareholders who are not U.S. persons); the Custody Agreement is valid and binding on the Selling Shareholders (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies);

              (ii) assuming that each Underwriter acquires its interest in the Shares it has purchased from such Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Shares delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Shares;

              (iii) no consent, approval, authorization or order of any U.S. federal or New York State court or governmental agency or body is required for the consummation by any Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters, such as relate to the review of the transaction by the National Association of Securities Dealers, Inc., and such other approvals (specified in such opinion) as have been obtained;

              (iv) to such counsel's knowledge, neither the sale of the Shares being sold by any Selling Shareholder nor the consummation of any other of the transactions contemplated in this Agreement by any Selling
       Shareholder  or  the  fulfillment  of the  terms  hereof  by any  Selling
       Shareholder will conflict with, result in a breach or violation of, or constitute a default under any U.S. federal or New York state law or any judgment, order or decree applicable to any Selling Shareholder or any of its subsidiaries of any U.S. federal or New York state court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder or any of its subsidiaries; and

              (v) assuming the appointment by the Selling Shareholders of the U.S. Subsidiary as the Company's designee, appointee and authorized agent for the purpose described in Section 15 of this Agreement is legal, valid and binding under the laws of the State of Israel, Canada or any other jurisdiction outside of the United States where any of the Selling Shareholders resides, under the laws of the State of New York relating to personal jurisdiction, (a) the Selling Shareholders have, under this Agreement, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to this Agreement and the transactions contemplated herein and have validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 15 hereof, (b) their appointment thereunder of the U.S. Subsidiary as their authorized agent for service of process is valid, legal and binding, and
       (c) service of process in the manner set forth in Section 15 hereof will be effective to confer valid personal jurisdiction of such court over the Selling Shareholders.

       In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholders and public officials.

       (k) The Selling Shareholders shall have requested and caused Gardiner Roberts LLP, Canadian counsel for the Selling Shareholders, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

       (i) this Agreement, the Custody Agreement and the Option Exercise Notices have been duly authorized, executed and delivered by the Selling Shareholders (provided, that such counsel shall be entitled to assume such due authorization, execution and delivery by Selling Shareholders who are not Canadian persons); the Custody Agreement is valid and binding on the Selling Shareholders (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies);

              (ii) no consent, approval, authorization or order of any court or governmental agency or body in Canada is required for the consummation by the Selling Shareholders of the transactions contemplated herein;

              (iii) to such counsel's knowledge, neither the sale of the Shares being sold by any Selling Shareholder nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any Canadian law or any Canadian judgment, order or decree applicable to any Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator in Canada having jurisdiction over any Selling Shareholder or any of its subsidiaries; and

              (iv) under the laws of Canada or any relevant province therein, the submission by each Selling Shareholder under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon such Selling Shareholder and, if properly brought to the attention of the court or administrative body in accordance with the laws of Canada or relevant province therein, would be enforceable in any judicial or administrative proceeding in Canada.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Canada, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholders and public officials.

       (l) CDS Edel GmbH ("EDEL"), as a Selling Shareholder, shall have requested and caused Flick Gocke Schaumberg, German counsel for Edel, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) this Agreement and the Custody Agreement have been duly authorized, executed and delivered by Edel; the Custody Agreement is valid and binding on Edel (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies);

              (ii) no consent, approval, authorization or order of any court or governmental agency or body in Germany is required for the consummation by Edel of the transactions contemplated herein;

              (iii) to such counsel's knowledge, neither the sale of the Shares being sold by Edel nor the consummation of any other of the transactions herein contemplated by

       Edel or the fulfillment of the terms hereof by Edel will conflict with, result in a breach or violation of, or constitute a default under any German law or any German judgment, order or decree applicable to Edel or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator in Germany having jurisdiction over Edel or any of its subsidiaries; and

              (iv) under the laws of Germany, the submission by Edel under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon Edel and, if properly brought to the attention of the court or administrative body in accordance with the laws of Germany or relevant province therein, would be enforceable in any judicial or administrative proceeding in Germany.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Germany, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Edel and public officials.

       (m) Starlight Capital Ltd., as Selling Shareholders, shall have requested and caused its counsel to have furnished to the Representatives such counsel's opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Shareholder; the Custody Agreement is valid and binding on such Selling Shareholder (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies);

              (ii) to such counsel's actual knowledge, no consent, approval, authorization or order of any court or governmental agency or body having jurisdiction over such Selling Shareholder is required for the consummation by such Selling Shareholder of the transactions contemplated herein;

              (iii) to such counsel's actual knowledge, neither the sale of the Shares by such Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or judgment, order or decree applicable to such Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder or any of its subsidiaries; and

              (iv) under the laws of the jurisdiction in which such Selling Shareholder is organized, the submission by such Selling Shareholder under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement is binding upon such Selling Shareholders and, if properly brought to the attention of the court or administrative body in accordance with the laws of such jurisdiction of organization, respectively, would be enforceable in any judicial or administrative proceeding in such jurisdiction.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Israel, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of such Selling Shareholder and public officials.

       (n) Primes,  Shiloh,  Givon,  Meir Law Firm shall have  furnished  to the
Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) this Agreement and the Custody Agreement and any Option Exercise Notices have been duly authorized, executed and delivered by
       M.N.M.M. Holdings Ltd., A.N. Dereg Systems Ltd., Michael Kreindel and Marshall Butler (collectively, the "ISRAELI MANAGEMENT SELLING SHAREHOLDERS"); assuming this Agreement, the Custody Agreement and any Option Exercise Notices have been duly authorized, executed and delivered by the Selling Shareholders resident in Israel other than the Israeli Management Selling Shareholders, the Custody Agreement and the Option Exercise Notices are valid and binding on the Selling Shareholders (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by Israeli laws and the public policy underlying such laws);

              (ii) to such counsel's knowledge, no consent, approval, authorization or order of any Israeli court or governmental agency or body is required for the consummation by the Selling Shareholders of the transactions contemplated herein, except such as may have been obtained under the Israel Securities Act of 1968, as amended, to which such counsel expresses no opinion;

              (iii) to such counsel's knowledge, neither the sale of the Shares by the Selling Shareholders nor the consummation of any other of the transactions herein contemplated by the Selling Shareholders or the fulfillment of the terms hereof by the Selling Shareholders will conflict with, result in a breach or violation of, or constitute a default under any Israeli law or any Israeli judgment, order or decree applicable to the Selling Shareholders or any of their respective subsidiaries of any Israeli court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholders or any of their respective subsidiaries;

              (iv) under the laws of Israel, the submission by the Selling Shareholders under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon the Selling Shareholders and, if properly brought to the attention of the court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; subject to certain time limitations, Israeli courts are empowered to enforce foreign final non-appealable executory judgments for liquidated amounts in civil matters, obtained after completion of process before a court of competent jurisdiction which recognizes similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; the enforcement of judgments is conditional upon: (a) adequate service of process being effected and the defendant having had a reasonable opportunity to be heard; (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel; (c) such judgment not being in conflict with another valid judgment in the same matter between the same parties; (d) such judgment not having been obtained by fraudulent means; and (e) an action between the same parties in the same matter not pending in any Israeli court at the time the lawsuit is instituted in the foreign court.

         In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholders, the Company and public officials.

       (o) Israel Health Care Ventures LP ("ISRAEL HEALTH CARE"), as one of the Selling Shareholders, shall have requested and caused C. Kugler & Co. Law Offices, counsel for Israel Health Care, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) this Agreement and the Custody Agreement have been duly authorized, executed and delivered by Israel Health Care; the Custody Agreement is valid and binding on Israel Health Care (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by Israeli laws and the public policy underlying such laws);

              (ii) to such counsel's actual knowledge, no consent, approval, authorization or order of any Israeli court or governmental agency or body is required for the consummation by Israel Health Care of the transactions contemplated herein, except such as may have been obtained under the Israel Securities Act of 1968, as amended, to which such counsel expresses no opinion;

              (iii) to such counsel's actual knowledge, neither the sale of the Shares by Israel Health Care nor the consummation of any other of the transactions herein contemplated by Israel Health Care or the fulfillment of the terms hereof by Israel Health Care will conflict with, result in a breach or violation of, or constitute a default under any

       Israeli law or any Israeli judgment, order or decree applicable to Israel Health Care or any of its subsidiaries of any Israeli court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Israel Health Care or any of its subsidiaries; and

              (iv) under the laws of Israel, the submission by Israel Health Care under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon Israel Health Care and, if properly brought to the attention of the court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; subject to certain time limitations, Israeli courts are empowered to enforce foreign final non-appealable executory judgments for liquidated amounts in civil matters, obtained after completion of process before a court of competent jurisdiction which recognizes similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; the enforcement of judgments is conditional upon:
       (a) adequate service of process being effected and the defendant having had a reasonable opportunity to be heard; (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel; (c) such judgment not being in conflict with another valid judgment in the same matter between the same parties; (d) such judgment not having been obtained by fraudulent means; and (e) an action between the same parties in the same matter not pending in any Israeli court at the time the lawsuit is instituted in the foreign court.

       In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Israel Health Care, the Company and public officials.

       (p) Lintech International Inc., a corporation organized under the laws of Panama ("LINTECH"), shall have requested and caused its counsel to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) this Agreement and the Custody Agreement have been duly authorized, executed and delivered by Lintech; the Custody Agreement is valid and binding on Lintech (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies);

              (ii) no consent, approval, authorization or order of any court or governmental agency or body in Panama is required for the consummation by Lintech of the transactions contemplated herein;

              (iii) to such counsel's knowledge, neither the sale of the Shares being sold by Lintech nor the consummation of any other of the transactions herein contemplated by Lintech or the fulfillment of the terms hereof by Lintech will conflict with, result in a breach or violation of, or constitute a default under any Panamanian law or any Panamanian judgment, order or decree applicable to Lintech or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator in Panama having jurisdiction over Lintech or any of its subsidiaries; and

              (iv) under the laws of Panama, the submission by Lintech under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon Lintech and, if properly brought to the attention of the court or administrative body in accordance with the laws of Panama or relevant province therein, would be enforceable in any judicial or administrative proceeding in Panama.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Panama, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Lintech and public officials.

       (q) The Representatives shall have received from DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Underwriters, and Naschitz, Brandes & Co., Israeli counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the authorization of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

       (r) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

              (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

              (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

       (s) Each Selling Shareholder shall have furnished to the Representatives a certificate, dated the Closing Date, to the effect that such Selling Shareholders have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and the representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

       (t) The Company shall have requested and caused Kost Forer Gabbay and Kasierer (a Member of Ernst & Young Global) to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are an independent registered public accounting firm within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

              (i) in their opinion the audited financial statements included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

              (ii) on the basis of [a reading of the latest unaudited financial statements made available by the Company and the Significant Subsidiaries;] carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders and directors of the Company and the Significant Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Significant Subsidiaries as to transactions and events subsequent to December 31, 2004, nothing came to their attention which caused them to believe that:

                     (A) with respect to the period  subsequent  to December 31,
              2004, there were any changes, at a specified date not more than five days prior to the date of the letter, in the share capital of the Company, increase in its long-term debt or decreases in consolidated net current assets or shareholders' equity of the Company as compared with the amounts shown on the December 31, 2004 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 2005 to such specified date there were any decreases, as compared with the corresponding period in the preceding quarter in revenues, income before taxes on income or in total or per share amounts of net income of the Company and the Significant Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

              (B) the unaudited "Selected Financial Data" and "Executive Officer and Directors Compensation" do not comply with Items 3A and 6B of Form 20-F;

         and

              (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Significant Subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary Consolidated Financial Data," "Capitalization" and "Selected Consolidated Financial Data" in the Prospectus, agrees with the accounting records of the Company and the Significant Subsidiaries, excluding any questions of legal interpretation.

       (u) Subsequent to the date of the latest audited financial statements included in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), (i) there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (t) of this Section 6; (ii) neither the Company nor any of the Significant Subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and
(iii) there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Significant Subsidiaries except as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clauses (i), (ii) or (iii), is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

              (v) Prior to the Closing Date, the Company and the Selling Shareholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

              (w) The Shares shall have been approved for quotation on the Nasdaq National Market, subject to (in the case of the Option Exercise Shares) notice of official issuance and evidence of satisfactory distribution.

              (x) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

              (y) At or prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer, director and shareholder of the Company addressed to the Representatives.

       If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

       The documents required to be delivered by this Section 6 shall be delivered at the office of DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Underwriters, at 1251 Avenue of the Americas, New York, New York 10020,
Attention: Marjorie Sybul Adams, on the Closing Date.

7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Lehman on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

8.        INDEMNIFICATION AND CONTRIBUTION.

       (a) (I) The  Company  and the  Major  Selling  Shareholders  jointly  and severally agree to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of either the Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof
(including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares ("MARKETING MATERIALS"), including any road show or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Major Selling Shareholders shall be liable under this clause
(iii) to the extent  that it is  determined  in a final
judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor the Major Selling Shareholders shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the
Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e); PROVIDED, FURTHER, that the liability of each Major Selling Shareholder with respect to written information furnished to the Company or the Underwriters on behalf of such Major Selling Shareholders specifically for inclusion in the documents referred to in the foregoing indemnity shall be several and not joint. This indemnity agreement is in addition to any liability that the Company or the Major Selling Shareholders may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

       (II) The Non-Major Selling Shareholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter, and each of its officers and employees and each person, if any, who controls such Underwriter within the meaning of either the Act or the Exchange Act, all to the same extent as the foregoing indemnity provided by the Company and the Major Selling Shareholders, but only with respect to written information furnished to the Company or the Underwriters on behalf of such Non-Major Selling Shareholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement is in addition to any liability that the Non-Major Selling Shareholders may otherwise have to any Underwriter or to any officer, employee or controlling person of any of them.

       (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers who have signed the Registration Statement, each of its directors and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act and each Selling Shareholder and each of its officers and directors and each person who controls such Selling Shareholder within the meaning of either the Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or such Selling Shareholder or any such director, officer or controlling person may become subject, under the Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and such Selling Shareholder and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, such Selling Shareholder or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, such Selling Shareholder or any such director, officer, employee or controlling person.

       (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Selling Shareholders under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

       (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

       (e) The Underwriters severally confirm and the Company and the Selling Shareholders acknowledge that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company and the Selling Shareholders by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

       (f) The liability of each Selling Shareholder under such Selling Shareholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the public offering price of the Shares sold by such Selling Shareholder to the Underwriters. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading in securities generally on the Nasdaq National Market, New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal, state or Israeli authorities, (iii) the United States or Israel shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or Israel or there shall have been a declaration of a national emergency or war by the United States or Israel, (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States or Israel shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such date of delivery on the terms and in the manner contemplated in the Prospectus or (v) any of the events described in Section 6(r) shall have occurred.

11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Lehman Brothers Inc., 1285 Avenue of the Americas, 13th Floor, New York, New York 10019, Attention: Syndicate Registration Department (Fax:
(212) 526-0943), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022; or, if sent to the Company, will be mailed, delivered or telefaxed to Syneron Medical Ltd. (fax no.: (972-4) 909-6202) and confirmed to it at Industrial Zone, Yokneam Illit, 20692, P.O.B. 550 Israel, attention of the Chief Executive Officer; or, if sent to any Major Selling Shareholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto; or, if sent to any Non-Major Selling Shareholder, will be mailed, delivered or telefaxed to it care of the Company at the facsimile number and address of the Company set forth in this paragraph.

13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15. JURISDICTION. Each of the Company and the Selling Shareholders agrees that any suit, action or proceeding against the Company brought by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and each Selling Shareholder has appointed the U.S.
Subsidiary as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholders hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders. Notwithstanding the foregoing, the Company and the Selling Shareholders each hereby agrees to the exclusive jurisdiction of the New York Courts in connection with any action brought by them arising out of or based upon this Agreement or the sale of the Shares.

       The provisions of this Section 15 shall survive any termination of this Agreement, in whole or in part.

16. CURRENCY. Each reference in this Agreement to U.S. Dollar or "$" (the "RELEVANT CURRENCY") is of the essence. To the fullest extent permitted by law, the obligations of each of the Company and the Selling Shareholders in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Selling Shareholder making such payment will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company or the Selling Shareholders not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

17. WAIVER OF IMMUNITY. To the extent that any of the Company or the Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company and the Selling Shareholders hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

18.       COUNTERPARTS.   This   Agreement   may  be   signed  in  one  or  more
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

20. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

       "ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

       "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

       "COMMISSION" shall mean the Securities and Exchange Commission.

       "EFFECTIVE  DATE"  shall  mean each  date and time that the  Registration
Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

       "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

       "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

       "NEW YORK COURTS" shall mean the U.S. federal or state courts located in the State of New York, County of New York.

       "PRELIMINARY PROSPECTUS" shall mean any preliminary prospectus referred to in paragraph 1(a)(i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

       "PROSPECTUS" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.

       "REGISTRATION STATEMENT" shall mean the registration statement referred to in paragraph 1(a)(i) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

       "RULE 424", "RULE 430A" and "RULE 462" refer to such rules under the Act.

       "RULE 430A INFORMATION" shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

       "RULE 462(B) REGISTRATION STATEMENT" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

       "SIGNIFICANT SUBSIDIARIES" shall mean, collectively, the U.S. Subsidiary, the Canadian Subsidiary and the German Subsidiary.

       "TAXES" includes all forms of taxation (including, without limitation, any net income or gains, minimum, gross income, gross receipts, sales, use, ad valorem, value-added, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, capital stock, occupation, property, custom, environmental or windfall tax or duty), together with interest, penalties and additions imposed with respect to the foregoing, imposed by any local, municipal, state, provincial, Federal or other government, governmental entity or political subdivision, whether of Israel, the United States or other country or political unit.

       "TAX RETURN" means all returns, declarations, statements, reports, schedules, forms and information returns, whether original or amended, relating to Taxes.

                  [remainder of page intentionally left blank]

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the several Underwriters.

                                 Very truly yours,

                                 SYNERON MEDICAL LTD.

                                 By:
                                     ----------------------------------------
                                 Name:  Moshe Mizrahy
                                 Title:   Chief Executive Officer

                                 THE SELLING SHAREHOLDERS LISTED ON SCHEDULE II HERETO

                                 By:
                                     ----------------------------------------
                                 Name:  Moshe Mizrahy
                                 As Attorney-in-Fact acting on behalf of the
                                 Selling Shareholders

                                 By:
                                     ----------------------------------------
                                 Name:  Shimon Eckhouse
                                 As Attorney-in-Fact acting on behalf of the
                                 Selling Shareholders

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.
CIBC WORLD MARKETS CORP.

By: Lehman Brothers Inc.


By:
    ----------------------------------------
Name:
Title:

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.